48070 11/98

Prospectus Supplement
dated November 9, 1998 to:
PUTNAM HIGH YIELD TRUST (THE "FUND")
Prospectuses dated December 30, 1997

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The  following  officers  of Putnam Investment  Management,  Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                   Business experience
 Officer             Year          (at least 5 years)
------------        -----          -------------------------

Jennifer  E.  Leichter 1995        Employed as an investment professional
Managing Director                  by Putnam Management
                                   since 1987.

Jeffrey A. Kaufman                 1998 Employed as an investment professional
Senior Vice President              by Putnam Management since 1998.
                                   Prior  to August,  1998,
                                   Mr.   Kaufman   was   a   Vice
                                   President  at  MFS  Investment
                                   Management.  Prior  to  March,
                                   1994, Mr. Kaufman was an
                                   Emerging Markets Research
                                   Consultant at Salomon Brothers.

Robert  M.  Paine       1998       Employed as an investment professional
Senior Vice President              by Putnam Management since 1987.

Rosemary H. Thomsen                1996 Employed as an investment professional
Senior Vice President              by Putnam Management since 1986.